Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Nasdaq-100® Moderate Buffer ETF – May

FT Vest Nasdaq-100® Moderate Buffer ETF – August

FT Vest Nasdaq-100® Moderate Buffer ETF – November

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated February 27, 2025

Notwithstanding anything to the contrary in each Fund’s prospectus, the line graph in the section entitled “Summary Information – Buffer and Cap” in each Fund’s prospectus is replaced in its entirety with the line graph below, and the following is added as the penultimate sentence of the paragraph immediately preceding the bar chart and line graph in each Fund’s prospectus:

The bar chart and line graph only provide an example of the Fund’s desired outcomes for investors holding through the entire Target Outcome Period, and are not necessarily indicative of Fund performance.

Please Keep this Supplement with your Fund Prospectus for Future Reference